SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 8, 2005

ENVIRONMENTAL POWER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32393	75-3117389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Cate Street, Fourth Floor, Portsmouth, New Hampshire 03801

(Address of principal executive offices, including zip code)

(603) 431-1780

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

Environmental Power Corporation (the “Registrant”) is releasing certain revised internal business metrics used by its wholly owned subsidiary, Microgy, Inc. (“Microgy”), as well as certain information regarding the status of current and planned projects. The release of this information is made in advance of scheduled meetings with various institutional investors and analysts where representatives of the Company and Microgy expect to present this information. The information set forth in this Current Report on Form 8-K is comprised only of estimates and targets, which may or may not be achieved, and should not be taken as indicative of future financial performance or operational results. In addition, the information set forth in this Current Report on Form 8-K is subject to various risks and uncertainties, as set forth in more detail in the section entitled “Cautionary Statement” appearing below.

The information set forth in this Current Report on Form 8-K is furnished pursuant to Regulation FD and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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ESTIMATED SCALE ECONOMIES OF PROJECT ECONOMICS

The table below sets forth Microgy’s estimate of the effect of economies of scale on project returns under a business model where Microgy owns a project, as compared to a business model where Microgy sells the digesters to a third party that owns the project. Dollar figures are in thousands. All financial and rate of return figures set forth below are estimates only, based on a hypothetical project wholly owned by Microgy, consisting of the applicable number of digesters per 1,000 cows, and should not be taken as indicative of the results to be achieved by any current or future project.

Number of Digesters	4	8
Revenues	$2,030	$4,568
EBITDA	$1,290	$2,740
Unlevered 15-Yr. Return	29%	30%

For projects where Microgy sells the digesters to a third party that owns the projects, Microgy expects to operate under a cost-plus reimbursement model, and estimates that it may be able to realize margins of approximately 25% under this model. Microgy is focusing its development efforts on the ownership model.

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PROJECT STATUS

The following table sets forth the status of various current and potential projects targeted by Microgy for development. Microgy does not have definitive agreements for most of its projects in the “site identified” or “permitting” stage (other than the Columbard project with Gallo Farms), including all of the projects listed under the heading “Selected Items from Project Pipeline” in the table below. In addition, Microgy currently does not have project financing in place for any of its projects.

Current Projects:

Source	# of Digesters	Project Status	Model	Comment
Dairyland	1	Operating	CSO	Operational Q2 2005
Dairyland	1	Operating	CSO	Operational Q2 2005
Dairyland	1	Construction	CSO	Operational Q3 2005
Huckabay Ridge	8	Construction	COO	Operational 2006
Columbard	2	Permitting	COO	Operational 2006

TOTAL	13

Selected Items from Project Pipeline:

Source	# of Digesters	Project Status	Model
Corporate Partner	3	Site Identified	COO
Power Marketer	2	Site Identified	COO
Texas	8	Permitting	COO
New Mexico	8	Permitting	COO

TOTAL	21

NOTE: CSO = Microgy will construct, sell and operate the project/COO = Microgy will construct, own (either on its own or with one or more investors or business partners) and operate the project.

CAUTIONARY STATEMENT

The Private Securities Litigation Reform Act of 1995, referred to as the PSLRA, provides a “safe harbor” for forward-looking statements. Certain statements contained in this Current Report on Form 8-K, such as statements concerning planned manure-to-energy systems, our sales pipeline, our backlog, our projected sales and financial performance, statements containing the words “may,” “assumes,” “forecasts,” “positions,” “predicts,” “strategy,” “will,” “expects,” “estimates,” “anticipates,” “believes,” “projects,” “intends,” “plans,” “budgets,” “potential,” “continue,” “targets” and variations thereof, and other statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are forward-looking statements as such term is defined in the PSLRA. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to: uncertainties involving development-stage companies, uncertainties regarding project financing, the lack of binding commitments and the need to negotiate and execute definitive agreements for the construction and financing of projects and for other matters, financing and cash flow requirements and uncertainties, difficulties involved in developing and executing a business plan, difficulties and uncertainties regarding acquisitions, technological uncertainties, including those relating to competing products and technologies, risks relating to managing and integrating acquired businesses, unpredictable developments, including plant outages and repair requirements, the difficulty of estimating construction, development, repair and maintenance costs and timeframes, the uncertainties involved in estimating insurance and implied warranty recoveries, if any, the inability to predict the course or outcome of any negotiations with parties involved with our projects, uncertainties relating to general economic and industry conditions, and the amount and rate of growth in expenses, uncertainties relating to government and regulatory policies, uncertainties relating to the availability of tax credits, deductions, rebates and similar incentives, the legal environment, intellectual property issues, the competitive environment in which

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Environmental Power Corporation and its subsidiaries operate and other factors, including those described in our most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, well as in other filings we make with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date that they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION

By:	/s/ John F. O’Neill
John F. O’Neill
Chief Financial Officer

Dated: September 8, 2005

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